UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(b) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) December 1, 1998
(April 30,1998)


                                Storage USA, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)






         Tennessee                    001-12910                 62-1251239
------------------------------       ------------        ----------------------
State or other jurisdiction of       (Commission         (I.R.S. Employer
incorporation or organization        File Number)        Identification Number)

 165 Madison Avenue, Suite 1300, Memphis, TN                      38103
--------------------------------------------             -----------------------
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code  (901) 252-2000

Note: This Form 8-K/A is being filed to amend the Form 8-K filed on October 13, 1998 and to include audited and pro forma financial statements for the acquisitions reported on that Form 8-K.


Item 2: Acquisition or Disposition of Assets

Storage USA, Inc., (the "Company") consummated during the period April 30, 1998 through September 25, 1998, the acquisition of 35 self-storage facilities (the "Acquired Facilities") through SUSA Partnership, L.P. (the "Partnership"), a limited partnership in which the Company is the sole general partner and owns approximately a 88% interest as of the date of this report. The Acquired Facilities contain approximately 2,347,000 square feet, are located in 14 states and were purchased at a contract price of approximately $180,123,000.

The acquisition of the Acquired Facilities was funded by cash generated from operations, borrowings under the Company's lines of credit with The First National Bank of Chicago and First Tennessee, the issuance of $200 million senior unsecured notes, units of limited partnership interest in the Partnership ("Units"), the assumption of mortgages, the use of capital leases, the issuance of unsecured non-interest bearing notes and the use of deferred unit agreements. Each of the Acquired Facilities was used by the seller as a self-storage facility prior to its acquisition by the Company, and the Company intends to continue such use of all the Acquired Facilities. The Company's management determined the contract price of each facility through arms-length negotiations, after taking into consideration such factors as: the age and condition of the facility; the projected amount of maintenance costs; anticipated capital improvements; the facility's current revenues; comparable facilities competing in the applicable market; market rental rates for comparable facilities; the occupancy rate of the facility; and the estimated amount of taxes, utility costs, personnel costs, and other anticipated expenses associated with the facility. Other than changes in these factors, the Company, after reasonable inquiry, is not aware of any material factors relating to the properties that would cause the historical financial information provided in Item 7 not to be necessarily indicative of future operating results for the applicable facilities.

The following  provides certain additional  information  concerning the Acquired
Facilities:



Location                      Seller                                                     Date of Acquisition
--------                      ------                                                      -------------------

West Palm Beach, FL           CMV Partners                                                     4/30/98
Columbus, OH                  Grandview Storage Associates                                      5/4/98
Spring, TX                    CB Commercial                                                     5/6/98
Tempe, AZ                     Mini Pockets, L.L.C.                                             5/28/98
West New York, NJ             Hudson Mini Storage, Inc.                                         6/3/98
Las Vegas, NV                 Charleston/Jones Mini Storage                                     6/4/98
Pineville, NC                 Superior Storage, L.L.C.                                         6/26/98
Abington, MA                  Extraspace of Abington, L.C.                                     6/29/98
Henderson, NV                 Whitney Mesa Minis L.L.C.                                        6/29/98
Kendall, FL                   Budget Mini Storage, Inc.                                        6/30/98
Albuquerque, NM               Tony O. Scarton and Judith K. Scarton                            6/30/98
Columbus, OH                  J.A.S. Group                                                     7/16/98
Whitehall, OH                 J.A.S. Group                                                     7/16/98
Columbus, OH                  J.A.S. Group                                                     7/16/98
Columbus, OH                  J.A.S. Group                                                     7/16/98
Columbus, OH                  J.A.S. Group                                                     7/16/98
Columbus, OH                  J.A.S. Group                                                     7/16/98
Los Alamitos, CA              Los Al U-Store & Lock                                            7/31/98
Los Angeles, CA               West Pico Associates                                             8/27/98
Shelby, MI                    Pogoda Companies & Maurice Pogoda                                 9/4/98
Canton, MI                    Pogoda Companies & Maurice Pogoda                                 9/4/98
Belleville, MI                Pogoda Companies & Maurice Pogoda                                 9/4/98
Ypsilanti, MI                 Pogoda Companies & Maurice Pogoda                                 9/4/98
Chesterfield Township, MI     Pogoda Companies & Maurice Pogoda                                 9/4/98
Southgate, MI                 Pogoda Companies & Maurice Pogoda                                 9/4/98



Location                      Seller                                                     Date of Acquisition
--------                      ------                                                     -------------------

Mount Clemens, MI             Pogoda Companies & Maurice Pogoda                                 9/4/98
Bethesda, MD                  River Road Limited Patnership & DMMJ Limited Partnership         9/14/98
Los Angeles, CA               Bondie O. Gabrell & Carrie D. Gambrell                           9/25/98
Brooklyn, NY                  Vestpro Corporation                                              9/25/98
Long Island City, NY          Vestpro Corporation                                              9/25/98
Brooklyn, NY                  Vestpro Corporation                                              9/25/98
Bronx, NY                     Vestpro Corporation                                              9/25/98
New York, NY                  Vestpro Corporation                                              9/25/98
New York, NY                  Vestpro Corporation                                              9/25/98
Philadelphia, PA              Vestpro Corporation                                              9/25/98




The following unaudited data related to the Acquisition Facilities is derived from the Company's internal records as of the last day of the month following closing, or the most current information available:



                                       Square       Rent per       Economic     Physical       Total        Contract
          Location                     Feet        Square Foot    Occupancy    Occupancy       Units          Price
          --------                   ---------    -------------   ---------    ---------       -----         -------

Acquired Facilities:
West Palm Beach, FL (1)                52,345         $11.34          50%          57%           604        $2,900,000
Columbus, OH                           62,300          $8.64          70%          78%           511        $2,899,374
Spring, TX (1)                         73,121          $6.72          35%          54%           540        $2,300,000
Tempe, AZ                              44,250         $10.67          84%          90%           533        $3,000,000
West New York, NJ                      45,437         $15.22          81%          96%         1,297        $3,150,000
Las Vegas, NV (1)                      59,706          $9.45          84%          37%           740        $3,400,000
Pineville, NC (1)                      47,565         $11.55          38%          43%           499        $2,826,000
Abington, MA (1)(2)                    45,775         $12.71          90%          96%           425        $3,150,000
Henderson, NV (1)                     114,650         $10.79          49%          69%         1,179        $5,885,000
Kendall, FL                            76,711         $15.14          69%          77%         1,082        $5,462,500
Albuquerque, NM                        49,615          $8.14          66%          78%           505          $950,000
Columbus, OH                           22,750          $7.30          58%          95%           174        $1,050,000
Whitehall, OH                          50,025          $7.15          74%          79%           401        $2,100,000
Columbus, OH                           64,250          $6.86          69%          72%           454        $2,650,000
Columbus, OH                           54,475          $7.71          90%          95%           427        $2,570,000
Columbus, OH (1)                       58,795          $7.90          76%          85%           367        $2,600,000
Columbus, OH (1)                       30,350          $7.28          62%          76%           214        $1,300,000
Los Alamitos, CA                       81,803         $13.08          94%          96%         1,051        $7,500,000
Los Angeles, CA                        61,518         $12.64          90%          94%           693        $4,150,000
Shelby, MI                             94,000          $8.54          85%          89%           631        $6,097,549
Canton, MI                             62,800          $8.76          84%          92%           365        $3,918,823
Belleville, MI                         85,561         $10.06          80%          91%           811        $5,942,286
Ypsilanti, MI                          68,400         $10.85          76%          83%           636        $4,992,654
Chesterfield Township, MI              65,020          $9.08          78%          92%           480        $3,960,581
Southgate, MI (1)                      46,650         $10.41          70%          77%           390        $3,492,718
Mount Clemens, MI (1)                  44,600          $9.78          77%          84%           475        $2,980,822
Bethesda, MD (2)                       41,282         $22.58          88%          98%           592        $7,450,000
Los Angeles, CA                        53,964         $14.28          88%          85%           716        $2,975,000
Brooklyn, NY                           97,048         $21.94          95%          95%         2,045       $12,284,000
Long Island City, NY                  140,323         $20.34          81%          78%         2,552       $15,648,000
Brooklyn, NY                          101,662         $19.50         101%          94%         2,012       $12,292,000
Bronx, NY                             101,652         $21.17          81%          82%         1,845       $10,408,000
New York, NY (1)                       77,268         $29.60          53%          50%         1,311       $11,750,000



                                    Square         Rent per       Economic     Physical       Total          Contract
          Location                   Feet        Square Foot     Occupancy    Occupancy       Units           Price
          --------                  ------      -------------    ---------    ---------       -----           -----

New York, NY (1)                       51,875         $27.82          17%          16%           936        $9,500,000
Philadelphia, PA                      119,847         $11.93          85%          71%         1,958        $6,588,000
                              =========================================================================================
Total Acquired Facilities           2,347,393         $13.48          78%          75%        29,451    $  180,123,307
                              =========================================================================================



 (1) These properties were developed in 1997 or 1998 and were in various stages of lease-up during those periods.

 (2) These properties were managed by the Company prior to being acquired by the Company.

Item 7:           Financial Statements and Exhibits

(a)      Financial Statements Applicable to Real Estate Properties Acquired

         *        Report of Independent Accountants.

         *        Acquired  Facilities  Historical  Summaries of Combined  Gross
                  Revenue and Direct Operating Expenses for the year ended December 31, 1997 (Audited), and for the nine months ended September 30, 1998 (Unaudited).

         * Notes to Acquired Facilities Historical Summaries of Combined Gross Revenue and Direct Operating Expenses.


(b)      Pro Forma Financial Information

         * Unaudited Pro Forma Combined Condensed Balance Sheet as of September 30, 1998.

         * Unaudited Pro Forma Combined Condensed Statement of Operations for the nine months ended September 30, 1998.

         * Unaudited Pro Forma Combined Condensed Statement of Operations for the year ended December 31, 1997.

         *        Notes to Unaudited Pro Forma Combined Condensed Financial
                  Statements.

(c)      Exhibits

         Exhibit           Description

         23.1              Consent of Independent Accountants.

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors
and Shareholders of
Storage USA, Inc.

                  We have audited the accompanying Historical Summaries of Combined Gross Revenue and Direct Operating Expenses (the "Historical
Summaries") for certain self-storage facilities (the "Acquired Facilities") described in Note 1 to the Historical Summaries for the year ended December 31, 1997. These Historical Summaries are the responsibility of the management of the Acquired Facilities. Our responsibility is to express an opinion on these Historical Summaries based on our audits.

                  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summaries are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summaries. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall presentation of the Historical Summaries. We believe that our audits provide a reasonable basis for our opinion.

                  The accompanying Historical Summaries were prepared for the purposes of complying with the Rules and Regulations of the Securities and Exchange Commission (for inclusion in the Form 8-K/A of Storage USA, Inc.) as described in Note 1 to the Historical Summaries, and are not intended to be a complete presentation of the Acquired Facilities' revenues and expenses.

                  In our opinion, based on our audits, the Historical Summaries referred to above present fairly, in all material respects, the combined gross revenue and direct operating expenses described in Note 1 of the Acquired Facilities for the year ended December 31, 1997, in conformity with generally accepted accounting principles.



                                                    PRICEWATERHOUSECOOPERS LLP


Baltimore, Maryland
December 1, 1998

                              ACQUIRED FACILITIES
                     HISTORICAL SUMMARIES OF COMBINED GROSS
                      REVENUE AND DIRECT OPERATING EXPENSES
                             (amounts in thousands)



                                                                      For the                   For the
                                                                     year ended            nine months ended
                                                                    December 31,             September 30,
                                                                        1997                      1998
                                                                ---------------------    -----------------------
                                                                                              (unaudited)
                                                                                                (note 2)
Gross Revenue:
     Rental revenue                                                          $20,665                    $18,011
     Other revenue                                                               492                        543
                                                                ---------------------    -----------------------
          Total gross revenue                                                 21,157                     18,554
                                                                ---------------------    -----------------------
Direct Operating Expenses:
     Property operations and maintenance                                       4,838                      3,952
     Real estate taxes                                                         1,308                      1,098
                                                                ---------------------    -----------------------
          Total direct operating expenses                                      6,146                      5,050
                                                                ---------------------    -----------------------

Gross revenue in excess of direct operating expenses                         $15,011                    $13,504
                                                                =====================    =======================



                             See accompanying notes.

                          NOTES TO ACQUIRED FACILITIES
                        HISTORICAL SUMMARIES OF COMBINED
                   GROSS REVENUE AND DIRECT OPERATING EXPENSES
                             (amounts in thousands)

1.  Basis of Presentation
         The Historical Summaries of Combined Gross Revenue and Direct Operating Expenses (the "Historical Summaries") relate to the operation of the following self-storage facilities ("Acquired Facilities") which have been acquired by Storage USA, Inc. (the "Company").



                               Acquired Facilities
                               -------------------

                               Number of                                      Number of
Location                      Facilities      Location                       Properties
-----------------------------------------     ------------------------------------------


West Palm Beach, FL                    1      Shelby, MI                              1
Columbus, OH                           6      Canton, MI                              1
Spring, TX                             1      Belleville, MI                          1
Tempe, AZ                              1      Ypsilanti, MI                           1
West New York, NJ                      1      Chesterfield Township, MI               1
Las Vegas, NV                          1      Southgate, MI                           1
Pineville, NC                          1      Mount Clemens, MI                       1
Abington, MA                           1      Bethesda, MD                            1
Henderson, NV                          1      Brooklyn, NY                            2
Kendall, FL                            1      Long Island City, NY                    1
Albuquerque, NM                        1      Bronx, NY                               1
Whitehall, OH                          1      New York, NY                            2
Los Alamitos, CA                       1      Philadelphia, PA                        1
Los Angeles, CA                        2


         The Historical Summaries for the Acquired Facilities with a total acquisition cost of $180,123 have been prepared pursuant to the Rules and Regulations of the Securities and Exchange Commission for real estate operations acquired. The Historical Summaries are not representative of the actual operations for the periods presented, as certain expenses which may not be comparable to the expenses expected to be incurred by the Company in the future operations of the Acquired Facilities have been excluded. Expenses excluded consist of management fees, interest, depreciation and amortization, professional fees and other indirect costs not directly related to the future operations of the Acquired Facilities. Rental income is recognized when due from occupants. Expenses are recognized on the accrual basis.

2.  Interim Periods

         The unaudited interim Historical Summaries for the Acquired Facilities have been prepared on a basis consistent with the audited Historical Summaries. In the opinion of management, all adjustments considered necessary for a fair presentation are of a normal recurring nature and have been included. Operating results for the nine months ended September 30, 1998 are not necessarily indicative of future operating results.

                                STORAGE USA, INC.

               PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION
                                  (UNAUDITED)

         The following unaudited Pro Forma Combined Condensed Balance Sheet was prepared as if the Acquired Facilities were purchased on September 30, 1998. The unaudited Pro Forma Combined Condensed Statements of Operations for the nine months ended September 30, 1998, and for the year ended December 31, 1997, have been prepared to reflect the acquisition of the Acquired Facilities as if the Acquired Facilities and other previously reported transactions had been consummated at the beginning of the respective periods shown. The Pro Forma Combined Condensed Financial Information is based on the historical financial statements included in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1998, and the pro forma financial information set forth in the footnotes to the financial statements included in the Company's Annual Report on Form 10-K for the year ended December 31, 1997, and should be read in conjunction with those financial statements and the notes thereto. The Combined Condensed Pro Forma Financial Information is not necessarily indicative of the financial position or results of operations which actually would have occurred if such transactions had been consummated on the dates described, nor does it purport to represent the Company's future financial position or results of operations.

                                STORAGE USA, INC.

                   PRO FORMA COMBINED CONDENSED BALANCE SHEET
                            as of September 30, 1998
                                   (Unaudited)
                             (amounts in thousands)



                                                         Historical                                Pro Forma
                                                          Storage            Pro Forma              Storage
                                                         USA, Inc.          Adjustments            USA, Inc.
                                                      -----------------   ----------------     ------------------


Assets:
      Investment in storage facilities, net               $  1,503,803         $    1,050 (a)      $   1,504,853

      Cash and equivalents                                       2,869                                     2,869
      Mortgages receivable                                      97,489                                    97,489
      Other assets                                              51,279                                    51,279
                                                      -----------------   ----------------     ------------------
           Total assets                                   $  1,655,440         $    1,050          $   1,656,490
                                                      =================   ================     ==================

 Liabilities and shareholders' equity
      Notes payable                                       $    600,000                             $     600,000
      Line of credit borrowings                                 87,012         $    1,050 (b)             88,062
      Mortgage notes payable                                    67,926                                    67,926
      Other borrowings                                          47,443                                    47,443
      Accounts payable and accrued expenses                     25,954                                    25,954
      Rents received in advance                                 10,274                                    10,274
      Dividend payable                                          17,751                                    17,751
      Minority interest                                         94,174                                    94,174
                                                      -----------------   ----------------     ------------------
           Total liabilities                                   950,534              1,050                951,584
                                                      -----------------   ----------------     ------------------

 Shareholders' equity
      Common stock                                                 277                                       277
      Paid-in capital                                          752,675                                   752,675
      Notes receivable - officers                              (11,706)                                  (11,706)
      Accumulated deficit                                      (15,831)                                  (15,831)
      Distributions in excess of net income                    (20,509)                                  (20,509)
                                                      -----------------   ----------------     ------------------
           Total shareholders' equity                          704,906                  -                704,906
                                                      -----------------   ----------------     ------------------
           Total liabilities and shareholders'            $  1,655,440         $    1,050          $   1,656,490
           equity                                     =================   ================     ==================



                             See accompanying notes.

                                STORAGE USA, INC.

              PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                  For the nine months ended September 30, 1998
                                   (Unaudited)
                       (thousands, except per share data)



                                                      Historical                                           Pro Forma
                                                        Storage         Acquired          Pro Forma         Storage
                                                       USA, Inc.       Facilities        Adjustments       USA, Inc.
                                                   --------------------------------------------------------------------
Property Revenues:
Rental income                                            $ 156,922         $14,501         $   1,722 (c)     $ 173,145
Other income                                                 3,731             501                87 (d)         4,319
                                                   ----------------  --------------  ----------------    --------------
     Total revenues                                        160,653          15,002             1,809           177,464
                                                   ----------------  --------------  ----------------    --------------

Property Expenses:
Cost of property operations
     and maintenance                                        40,699           3,038               310 (e)        44,047
Taxes                                                       13,330             865               133 (f)        14,328
General & administrative                                     7,513                               786 (g)         8,299
Depreciation & amortization                                 21,037                             2,280 (h)        23,317
                                                   ----------------  --------------  ----------------    --------------

     Total expenses                                         82,579           3,903             3,509            89,991
                                                   ----------------  --------------  ----------------    --------------

     Income from property operations                        78,074          11,099            (1,700)           87,473

Other Income (expenses):
   Interest expense                                        (32,105)                           (8,745) (i)      (40,850)
   Interest income                                           5,635                                               5,635
                                                   ----------------  --------------  ----------------    --------------

Income before gain and minority interest                    51,604          11,099           (10,445)           52,258

Gain on exchange of self-storage facilities                   (284)                              284 (j)            -
                                                   ----------------  --------------  ----------------    --------------
Income before minority interest                             51,320          11,099           (10,161)           52,258

Minority interest                                           (5,586)                             (602)(k)        (6,188)
                                                   ----------------  --------------  ----------------    --------------
   Net income                                            $  45,734         $11,099         $ (10,763)        $  46,070
                                                   ================  ==============  ================    ==============

   Basic net income per share                            $    1.65                                           $    1.66
                                                   ================                                      ==============
   Diluted net income per share                          $    1.64                                           $    1.66
                                                   ================                                      ==============

   Basic weighted average shares outstanding                27,695                                              27,695
                                                   ================                                      ==============

   Diluted weighted average shares outstanding              27,820                                              27,820
                                                   ================                                      ==============




                             See accompanying notes.

                                STORAGE USA, INC.

              PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                      For the year ended December 31, 1997
                                   (Unaudited)
                       (thousands, except per share data)



                                                       Initial
                                                       Pro Forma                                           Pro Forma
                                                       Storage          Acquired          Pro Forma         Storage
                                                       USA, Inc.       Facilities        Adjustments       USA, Inc.
                                                   --------------------------------------------------------------------

Property Revenues:
Rental income                                           $  181,721       $  20,665        $   10,251 (l)    $  212,637
Other income                                                 3,130             492               455 (m)         4,077
                                                   ----------------  --------------  ----------------    --------------
     Total revenues                                        184,851          21,157            10,706           216,714
                                                   ----------------  --------------  ----------------    --------------

Property Expenses:
Cost of property operations
     and maintenance                                        44,722           4,838             2,237 (n)        51,797
Taxes                                                       14,515           1,308               732 (o)        16,555
General & administrative                                     7,789                             1,343 (p)         9,132
Depreciation & amortization                                 22,890                             4,962 (q)        27,852
                                                   ----------------  --------------  ----------------    --------------
     Total expenses                                         89,916           6,146             9,274           105,336
                                                   ----------------  --------------  ----------------    --------------

     Income from property operations                        94,935          15,011             1,432           111,378

Other Income (expenses):
   Interest expense                                        (28,362)                          (17,437)(r)       (45,799)
   Interest income                                           2,083                                               2,083
                                                   ----------------  --------------  ----------------    --------------

Income before gain and minority interest                    68,656          15,011           (16,005)           67,662

Gain on exchange of self-storage facilities                      -                                 -                 -
                                                   ----------------  --------------  ----------------    --------------

Income before minority interest                             68,656          15,011           (16,005)           67,662

Minority interest                                           (6,376)                           (1,652)(s)        (8,028)
                                                   ----------------  --------------  ----------------    --------------

   Net income                                           $   62,280       $  15,011        $  (17,657)       $   59,634
                                                   ================  ==============  ================    ==============

   Basic net income per share                           $     2.25                                          $     2.16
                                                   ================                                      ==============
   Diluted net income per share                         $     2.24                                          $     2.14
                                                   ================                                      ==============

   Basic weighted average shares outstanding                27,635                                              27,635
                                                   ================                                      ==============
   Diluted weighted average shares outstanding              27,847                                              27,847
                                                   ================                                      ==============


                             See accompanying notes.

           NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
                 (dollar amounts in thousands, except share/unit
                            and per share/unit data)
                                   (Unaudited)



1.        Storage USA, Inc.
         The historical financial information of Storage USA, Inc. (the "Company") includes SUSA Partnership, L.P. (the "Partnership"), Storage USA, Trust (the "Trust") and SUSA Management, Inc. ("SUSA Management").


2.       Storage USA, Inc. - Initial Pro Forma Statement of Operations
         The  Initial  Pro Forma  Statement  of  Operations  for the year  ended
December 31, 1997 is presented as if (a) the acquisition during 1997 of 119 facilities totaling 7,200 square feet for a cost of approximately $353,000, (b) the issuance of 2,461,000 shares of common stock for net proceeds of approximately $90,368, (c) the issuance of $300,000 of notes payable, (d) issuance of 949,000 of Units valued at approximately $35,700 and (e) the assumption of approximately $7,100 of mortgages had occurred on January 1, 1997.


3.       Acquired Facilities - Statement of Operations
         The statements of operations for the Acquired Facilities reflects the results of operations of the Acquired Facilities for the year ended December 31, 1997, and the results of operations of the Acquired Facilities from January 1, 1998 to the date acquired, which are included in the Acquired Facilities Historical Summaries of Combined Gross Revenue and Direct Operating Expenses included in this Form 8-K/A.

           NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
              (dollar amounts in thousands, except per share data)
                                   (Unaudited)





4.       Pro Forma Adjustments - Balance Sheet
                                                                                                  As of September 30, 1998
                                                                                                 ---------------------------
(a)      To record the anticipated capital improvements of the Acquired Facilities.          $                        1,050

(b)      To record the line of credit draw relating to the anticipated capital
         improvements of the Acquired Facilities.                                            $                        1,050

5.       Pro Forma Adjustments - Statement of Operations
                                                                                                     Nine Months Ended
                                                                                                     September 30, 1998
                                                                                                     ------------------
(c)      To record rental income for the 21 facilities  acquired from January 1,
         1998 to March 31, 1998 (the  "Reported  Acquisitions")  from January 1,
         1998 to the date acquired.                                                          $                        1,722

(d)      To record other income for the Reported Acquisitions from January 1, 1998 to
         the date acquired.                                                                  $                          104
         To reduce other income for the managed facilities acquired based on actual management fees earned by the Company from January 1, 1998 to the
         acquisition date.                                                                   $                          (17)
                                                                                             -------------------------------
         Pro forma adjustment                                                                $                           87

(e)      To record cost of property operations and maintenance for the Reported
         Acquisitions from January 1, 1998 to the date acquired.                             $                          310

(f)      To record  taxes for the Reported  Acquisitions  from January 1, 1998 to the
         date acquired.                                                                      $                          133

(g)      To reflect an estimated increase in general and administrative expense based on
         results subsequent to acquisition.                                                  $                          786

(h)      To  record   depreciation  for  the  Reported   Acquisitions  based  on
         approximately   $66,241  of  the  purchase  price  being  allocated  to
         depreciable assets, based on a 40 year life.                                       $                         1,242
         To record depreciation for the Acquired Facilities based on $132,257 of the
         purchase price being allocated to depreciable assets, based on a 40 year life.     $                         2,480
         Less: Depreciation included in the Historical balance relating to the facilities
         acquired during the first nine months of 1998.                                     $                        (1,442)
                                                                                            -------------------------------
         Pro forma adjustment                                                               $                         2,280


           NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
              (dollar amounts in thousands, except per share data)
                                  (Unaudited)






5.        Pro Forma Adjustments - Statement of Operations - continued
                                                                                                     Nine Months Ended
                                                                                                    September 30, 1998
                                                                                                    -------------------
(i)      To reflect the pro forma  interest  expense  from a pro forma decrease in the line of credit balance at a weighted  average interest rate of 6.81%
         after assuming all financing transactions occurred on January 1, 1998.             $                         2,411
         To reflect  the pro forma  effect of  additional  interest  expense and amortization of discount due to the issuance of $100,000 of 6.95% notes
         payable assumed to occur on January 1, 1998.                                       $                        (3,700)
         To reflect  the pro forma  effect of  additional  interest  expense and amortization of discount due to the issuance of $100,000 of 7.45% notes
         payable assumed to occur on January 1, 1998.                                       $                        (3,966)
         To reflect interest expense on mortgage notes payable from January 1, 1998 to the date of acquisition for the $28,105 mortgages assumed with the Reported
         Acquisitions and the Acquired Facilities.                                          $                        (1,101)
         To reflect the pro forma  effect on interest of assuming  the payoff of all  mortgages  that were paid off during the first nine months of 1998
         occurred on January 1, 1998.                                                       $                           122
         To reflect interest expense from January 1, 1998 to the date of acquisition for the capital leases, unsecured non-interest bearing notes and deferred Units
         totaling $47,443 that were entered into in exchange for self-storage facilities.   $                        (2,511)
                                                                                            -------------------------------
         Pro forma adjustment                                                               $                        (8,745)

(j)      To remove loss on exchange of self-storage facilities                              $                           284

(k)      To reflect the pro forma effect on minority  interest  expense from the
         income   contributed   from  facilities   acquired  from  the  Reported
         Acquisitions and the Acquired  Facilities  assuming those  acquisitions
         and all financing transactions occurred on January 1, 1998.                        $                          (602)

                                                                                                        Year ended
                                                                                                     December 31, 1997
                                                                                                     -----------------
(l)      To record rental income for the Reported Acquisitions.                             $                        10,251

(m)      To record other income for the Reported Acquisitions.                              $                           502
         To reduce other income for the managed facilities acquired
         based on actual management fees earned by the Company.                             $                           (47)
                                                                                            -------------------------------
         Pro forma adjustment                                                               $                           455

(n)      To record cost of property operations and maintenance for the Reported
         Acquisitions.                                                                      $                         2,237

(o)      To record taxes for the Reported Acquisitions.                                     $                           732

(p)      To reflect an estimated increase in general and administrative expense based on
         results subsequent to acquisition.                                                 $                         1,343


           NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
              (dollar amounts in thousands, except per share data)
                                   (Unaudited)





5.        Pro Forma Adjustments - Statement of Operations - continued
                                                                                                        Year ended
                                                                                                     December 31, 1997
                                                                                                     -----------------
(q)       To  record  depreciation  for  the  Reported   Acquisitions  based  on
          approximately  $66,241  of  the  purchase  price  being  allocated  to
          depreciable assets, based on a 40 year life.                                      $                         1,656
          To record depreciation for the Acquired Facilities based on $132,257 of the
          purchase price being allocated to depreciable assets, based on a 40 year life.    $                         3,306

                                                                                            -------------------------------
          Pro forma adjustment                                                              $                         4,962

(r)       To  reflect  the  interest  expense  on the pro  forma  line of credit balance  decrease of $35,350 at a weighted  average  interest  rate of 6.99%
          after effect of assuming all financing transactions to occur on January 1, 1997.  $                         2,471
          To reflect the pro forma  effect of  additional  interest  expense and amortization  of  discount  due to the  issuance  of $100,000 of 6.95%
          notes payable assumed to occur on January 1, 1997.                                $                        (6,961)
          To reflect the pro forma  effect of  additional  interest  expense and amortization  of  discount  due to the  issuance  of $100,000 of 7.45%
          notes payable assumed to occur on January 1, 1997.                                $                        (7,461)
          To reflect interest expense on mortgage notes payable for the $28,105
          mortgages assumed with the Reported Acquisitions and the Acquired Facilities.     $                        (2,108)
          To reflect the pro forma effect on interest of assuming the payoff of all mortgages that were paid off during the first nine months of 1998 occurred on
          January 1, 1997.                                                                  $                           181
          To  reflect  interest  expense  for  the  capital  leases,   unsecured
          non-interest  bearing notes and deferred Units  totaling  $47,443 that
          were entered into in exchange for self-storage facilities.                        $                        (3,559)
                                                                                            -------------------------------
          Pro forma adjustment                                                              $                       (17,437)

(s)       To reflect the pro forma effect on minority  interest expense from the
          income   contributed  from  facilities   acquired  from  the  Reported
          Acquisitions and the Acquired  Facilities  assuming those acquisitions and financing transactions
          occurred on January 1, 1997.                                                      $                        (1,636)


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    DATED:  December 1, 1998

                                    STORAGE USA, INC.

                                    By: /s/ Christopher P. Marr
                                        ---------------------------------
                                    Christopher P. Marr
                                    Chief Financial Officer
                                    (Principal Financial and Accounting Officer)

                                  EXHIBIT INDEX


Exhibit           Description

23.1              Consent of Independent Accountants.